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                                                                 EXHIBIT 10.2



                       SIXTH AMENDMENT TO CREDIT AGREEMENT

                  THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 30, 1999 (this "Amendment"), is among AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereof (collectively, the "Guarantors"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders") and BANK ONE, MICHIGAN, formerly known as NBD Bank, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Company, the Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 10, 1998 (as now and hereafter amended, the "Credit Agreement").

                  B. The Company and the Guarantors desire to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1 The definition of "Borrowing Base " in Section 1.1 is restated as follows:

                           "Borrowing Base" shall mean, as of any date, the
lesser of (a) the sum, without duplication, of (i) an amount equal to 85% of the value of Eligible Accounts Receivable plus (ii) an amount equal to 60% of the value of Eligible Inventory not to exceed $9,500,000, plus (iii) an amount equal to 50% of Eligible Tooling Inventory not to exceed (A) $15,000,000 from the Effective Date hereof to and including August 31, 1999 or (B) $5,000,000 from and including September 1, 1999 and thereafter, plus (iv) 80% of the value of Eligible Fixed Assets owned by the Company and Manufacturing as of the Effective Date, which amount is equal to $20,028,860 as of the Fifth Amendment Effective Date, or (b) the amount calculated under clause (b) of the definition of "Permitted Indebtedness" set forth in the Senior Note Indenture; provided, however, that the Borrowing Base shall be determined on the basis of the most current Borrowing Base Certificate required to be delivered by the Company hereunder.

                  1.2      The definition of "Fixed Charge Coverage Ratio" in
Section 1.1 is amended by deleting reference therein to "four fiscal quarters of the Company" and substituting "twelve consecutive months" in place thereof.
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                  1.3      The following definitions are hereby added to Section
1.1 in appropriate alphabetical order:


                           "Sixth Amendment" shall mean the Sixth Amendment to
this Agreement dated as of June 30, 1999.

                           "Sixth Amendment Effective Date" shall mean the date
the Sixth Amendment is effective.

                  1.4      Section 5.2(b) is restated as follows:

                           (b)      Fixed Charge Coverage Ratio. Permit or
suffer the Fixed Charge Coverage Ratio to be less than: (i) 0.75:1.00 from and including June 30, 1999 through and including July 30, 1999; (ii) 1.00:1.00 from and including July 31, 1999 through and including September 29, 1999; (iii) 1.10:1.00 from and including September 30, 1999 through and including December 30, 1999; (iv) 1.30:1.00 from and including December 31, 1999 through and including June 29, 2000; or (v) 1.60:1.00 at any time thereafter.

                  1.5      Section 5.2(c) is restated as follows:

                           (c)      Senior Secured Funded Debt Ratio. Permit or
suffer the Senior Secured Funded Debt Ratio of the Company and Subsidiaries to exceed at any time: (i) 7.50:1.00 from and including June 30, 1999 through and including August 30, 1999; (ii) 5.00:1.00 from and including August 31, 1999 through and including September 29, 1999; (iii) 3.00:1.00 from and including September 30, 1999 through and including December 30, 1999; (iv) 2.50:1.00 from and including December 31, 1999 through and including June 29, 2000; or (v) 2.00:1.00 at any time thereafter.

                  1.6      Section 5.2(e) is restated as follows:

                           (e)      Net Worth. Permit or suffer the consolidated
Net Worth of the Company and its Subsidiaries to be less than the sum of: (a) negative $12,000,000, plus (b) 50% of Net Income, adjusted as of December 31, 1999 as calculated for the two consecutive fiscal quarters then ending and as adjusted as of the end of each fiscal year of the Company thereafter as calculated for the fiscal year ending; provided, that if such Net Income is negative in such two fiscal quarters ending December 31, 1999 or any fiscal year thereafter, as the case may be, the amount added for such period shall be zero and shall not reduce the amount added for any other period.

                  1.7 Each reference under the description of the Facility A Commitment amount for each Lender on the signature page for such Lender to (a) "June 30, 1999" shall each be deleted and "August 31, 1999" shall be substituted in each place thereof and (b) "July 1, 1999" shall each be deleted and "September 1, 1999" shall be substituted in each place thereof.



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                  ARTICLE II. REPRESENTATIONS. The Company and each
Guarantor represent and warrant to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable against each in accordance with the terms hereof.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 After giving effect to the amendments contained herein, no Event of Default or Default exists or has occurred and is continuing on the date hereof. Without limiting the foregoing, no event of default or event or condition which may become an event of default under the Senior Note Documents has occurred or will be caused by this Amendment or any of the transactions contemplated hereby.

                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions is satisfied:

                  3.1 The Company, the Guarantors and the Required Lenders shall have signed this Amendment.

                  3.2 The Company and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

                  3.3 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Company has informed the Lenders and the Agent that Events of Default have occurred due to a breach of Sections 5.2(b) and 5.2(c) (the "Existing Defaults"), and the Company has requested that the Lenders and the Agent waive the Existing Defaults subject to this Amendment becoming effective pursuant to Article III hereof and the terms and conditions set forth herein. Pursuant to such request, the Lenders and the Agent hereby waive the Existing Defaults for the period prior to the effectiveness of this Amendment. The Company acknowledges and agrees that the waiver contained herein is a limited waiver, limited to the specific one time waiver described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Agent or the Lenders now have or may have under the Loan documents. Without limiting the foregoing, it is acknowledged and agreed that any breach of Sections 5.2(b) or (c) is not waived at any time after the date hereof.



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                  4.2 References in the Credit Agreement or in any other Loan
Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.3 The Company agrees to pay and to save the Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.4 The Company and each Guarantor acknowledge and agree that, to the best of their knowledge, the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement. The Company and each Guarantor represent and warrant that they are not aware of any claims or causes of action against the Agent or any Lender.

                  4.5 Except as expressly amended hereby, the Company and each Guarantor agree that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.



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


                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                   AETNA INDUSTRIES, INC.


                                   By: /s/ Harold A. Brown
                                       ---------------------------------------
                                       Harold A. Brown
                                       Its:   Secretary, Vice President/Finance
                                              and Chief Financial Officer


                                   Guarantor
                                   ---------
                                   AETNA HOLDINGS, INC.




                                   By: /s/Harold A. Brown
                                       ---------------------------------------
                                       Harold A. Brown
                                       Its:   Secretary, Vice President/Finance
                                              and Chief Financial Officer

                                   Guarantor
                                   ---------
                                   AETNA EXPORT SALES CORP.



                                   By: /s/ Harold A. Brown
                                       --------------------------------------
                                       Harold A. Brown
                                       Its:   Treasurer and Secretary


                                    Guarantor
                                    ---------
                                    TRIANON INDUSTRIES CORP., f/k/a MS
                                    ACQUISITION CORP.



                                     By:  /s/ Harold  A. Brown
                                          -----------------------------------
                                          Harold A. Brown
                                          Its:   Secretary and Vice President
                                          North America


                                     Guarantor
                                     ---------
                                      AETNA MANUFACTURING CANADA LTD.


                                      By:  /s/Harold A. Brown
                                           ---------------------------------
                                           Harold A. Brown
                                           Its:   Treasurer and Secretary



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                                BANK ONE, MICHIGAN, as a Lender and as Agent


                                By:
                                    ----------------------------------------
                                Its:
                                     ---------------------------------------


                                PNC BUSINESS CREDIT, INC.


                                By:
                                     ---------------------------------------
                                Its:
                                     ---------------------------------------


                                NATIONAL BANK OF CANADA


                                By:
                                     ----------------------------------------
                                Its:
                                     ----------------------------------------
                                And

                                By:  ----------------------------------------

                                Its:
                                      ---------------------------------------


                                MICHIGAN NATIONAL BANK

                                By:
                                     -----------------------------------------
                                Its:
                                     -----------------------------------------



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